                                                                    EXHIBIT 99.1

                                                                      PROXY CARD



                                REVOCABLE PROXY
                    MUTUAL INSURANCE CORPORATION OF AMERICA

     The undersigned hereby constitutes and appoints the President and the corporate Secretary of Mutual Insurance Corporation of America (the "Company"), and each of them, with full power of substitution, to act as proxy for and to vote all policies of the undersigned at a Special Meeting of the Members of the Company to be held at 1301 North Hagadorn Road, East Lansing, Michigan 48823
on            ,          , 2000 at     .m., Eastern Time, or any adjournment
thereof, for the purposes listed below and described more fully in the Notice
of Special Meeting of Members and Proxy Statement, each dated          , 2000,
of which the undersigned acknowledges receipt.


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.
        IF NO CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED
              FOR THE PROPOSITIONS SET FORTH ON THE REVERSE SIDE.

          YOUR VOTE IS IMPORTANT.  PLEASE SIGN AND DATE THIS PROXY AND
                RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.



--------------------------------------------------------------------------------
LISTED BELOW ALL OTHER ORDERS SUBMITTED BY YOU OR YOUR AFFILIATES AND ASSOCIATES

Name(s) listed on other   Number of Shares   Name(s) listed on other   Number of Shares
   Stock Order Forms          Ordering          Forms Stock Order          Ordering
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                         STOCK ORDER FORM INSTRUCTIONS

(1) NUMBER OF SHARES - Indicate the number of shares of American Physicians Capital, Inc. common stock that you wish to purchase and indicate the amount due. The minimum purchase is 100 shares. No person, together with their affiliates, associates or persons acting in concert with such person, may
purchase more than       shares of stock in the offering in which you are
participating.
    Please see the portion of the Prospectus entitled "The Subscription, Best Efforts and Underwritten Offering-Rules for Oversubscription in the Subscription and Best Efforts Offerings" for an explanation of how shares will be allocated, in the event the offerings are oversubscribed.

(2) METHOD OF PAYMENT - Payment for shares may be made by check or money order payable to ChaseMellon Shareholder Services. Funds received in this form of payment will be cashed immediately and deposited into a separate account established for the purposes of these offerings.

(3) STOCK REGISTRATION - Please CLEARLY PRINT the name(s) and address in which you want the stock certificate registered and mailed.
NOTE: ONE STOCK CERTIFICATE WILL BE GENERATED PER ORDER FORM. A STOCK CERTIFICATE WILL NOT BE ISSUED FOR LESS THAN 100 SHARES.
    Enter the social security number or tax ID number of the registered owner(s). The first number listed will be identified with the stock certificate for tax purposes. Be sure to include at least one phone number, in the event you must be contacted regarding this stock order form.

(4) FORM OF STOCK OWNERSHIP - Please check the one type of ownership applicable to your registration. An explanation of each follows:

                        GUIDELINES FOR REGISTERING STOCK

    For reasons of clarity and standardization, the stock transfer industry has developed uniform stockholder registrations which we will utilize in the issuance of your American Physicians Capital, Inc. stock certificate(s). If you have any questions, please contact your legal advisor.

    Stock ownership must be registered in one of the following manners:
INDIVIDUAL:    Avoid the use of two initials.  Include the first given name, middle initial and last name of the stockholder. Omit words of limitation that do not affect ownership rights such as "special account," "single man," "personal property," etc. If the stock is held individually upon the individual's death, the stock will be owned by the individual's estate and distributed as indicated by the individual's will or otherwise in accordance with law.

JOINT: Joint ownership of stock by two or more persons shall be inscribed on the certificate with one of the following types of joint ownership. Names should be joined by "and": do not connect with "or." Omit titles such as "Mrs.," "Dr.," etc.
               JOINT TENANTS - Joint Tenancy with Right of Survivorship and not as Tenants in Common may be specified to identify two or more owners where ownership is intended to pass automatically to the surviving tenant(s).
               TENANTS IN COMMON - Tenants in Common may be specified to identify two or more owners. When stock is held as tenancy in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held in this form of ownership.

               Stock may be held in the name of a custodian for a minor under the Uniform Transfer to Minors laws of the individual states.
               There may be only one custodian and one minor designated on a stock certificate.  The standard abbreviation of custodian is
               "CUST," while the description "Uniform Transfers to Minors Act"
               is abbreviated "UNIFTRAN MIN ACT," Standard U.S. Post Service state abbreviations should be used to describe the appropriate state.
UNIFORM        For example, stock held by John P. Jones under the Uniform
TRANSFER TO    Transfers to Minors Act will be abbreviated:
MINORS:                       JOHN P. JONES CUST SUSAN A. JONES
                              UNIF TRAN MIN ACT MI

FIDUCIARIES:   Stock held in a fiduciary capacity must contain the following:
               1. The name(s) of the fiduciary(ies):
                    - If an individual, list the first given name, middle
                      initial and last name.
                    - If a corporation, list the corporate title
                    - If an individual and a corporation, list the corporation's title before the individual.
               2. The fiduciary capacity: Administrator, Conservator,
                  Committee, Executor, Trustee, Personal Representative, Custodian.
               3. The type of document governing the fiduciary relationship.
                  Generally, such relationships are either under a form of living trust agreement or pursuant to a court order.
                  Without a document establishing a fiduciary relationship, your stock may not be registered in a fiduciary capacity.
               4. The date of the document governing the relationship.  The date of the document need not be used in the description of a trust created by a will.
               5. Either of the following:
                              The name of the maker, donor or testator OR
                              The name of the beneficiary
                              Example of Fiduciary Ownership:
                                      JOHN D. SMITH, TRUSTEE FOR TOM A. SMITH
                                      UNDER AGREEMENT DATED 6/9/74.



                                   PROXY CARD                                                    PLEASE MARK
                                                                                                 YOUR VOTES AS   [X]
                                                                                                 INDICATED IN
                                                                                                 THIS EXAMPLE

  FOR    AGAINST     THE UNDERSIGNED HEREBY DIRECTS THIS PROXY TO BE VOTED:
  [ ]      [ ]       Proposition number 1 to approve the Plan of Conversion pursuant to which the Company will be converted from a
                     Michigan domiciled mutual insurance company to a Michigan domiciled stock insurance company;
                     and

  [ ]      [ ]       Proposition number 2 to approve amended and restated Articles of Incorporation.

In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the meeting. The undersigned ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

IMPORTANT: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN THERE IS MORE THAN ONE POLICYHOLDER NAME, ALL SHOULD SIGN.

                                                                                                YOUR VOTE IS IMPORTANT.
                                                                                                PLEASE SIGN AND DATE THIS PROXY
                                                                                                AND RETURN IT PROMPTLY IN THE
                                                                                                ACCOMPANYING ENVELOPE.

Signature__________________________________________     Signature________________________________     Date______________________

                                                        FOLD AND DETACH HERE
                                                                                      AMERICAN PHYSICIANS CAPITAL, INC.

SUBSCRIPTION AND BEST EFFORTS OFFERINGS STOCK ORDER FORM

EXPIRATION DATE: In order to subscribe for common stock, a properly completed original stock order form, along with payment by check
or money order of the amount shown in box (2) must be received by the escrow agent before   p.m., Eastern time, on October   , 2000.
You need not return this form if you do not wish to subscribe for shares. If you have any questions, please refer to the enclosed
question and answer brochure and prospectus, or call the subscription agent at           .

SHARES REQUESTED

    (1) Number of Shares     Subscription Price    (2) Total Payment Due        (3) PURCHASER INFORMATION -Subscription Offering

        ________________     x $_______________  =      $ ______________         a. o Check here if you are an officer or director
                                                                                 of American Physicians Capital, Inc. (APCapital)
                                                                                 or Mutual Insurance Corporation of America (MICOA).

The minimum number of shares that may be subscribed for is 100 and the maximum number is_________

(4) STOCK REGISTRATION (PLEASE TYPE OR PRINT CLEARLY)

Please indicate the name(s) in which your stock should be registered and check the appropriate box for the form on which your stock should be registered. You may make any corrections to your name and address from that shown at the top of this form on the lines provided. PLEASE NOTE: IN THE SUBSCRIPTION OFFERING, ADDING THE NAMES OF OTHER PERSON(S) WHO ARE NOT ENTITLED TO PURCHASE STOCK IN
THE SUBSCRIPTION OFFERING OR ATTEMPTING TO TRANSFER YOUR SUBSCRIPTION RIGHT WILL RESULT IN YOUR ORDER AND SUBSCRIPTION RIGHT
BECOMING VOID.

____________________________________________________________________________________________________________________________________
Name(s)                                                                          Social Security # or Tax ID
____________________________________________________________________________________________________________________________________
Name(s) Continued                                                                Social Security # or Tax ID
____________________________________________________________________________________________________________________________________
Street Address                                                                   Telephone - Daytime (  )   Evening (  )
____________________________________________________________________________________________________________________________________
City                                  State          Zip Code                    E-mail Address
____________________________________________________________________________________________________________________________________
(5) FORM OF STOCK OWNERSHIP

[ ] Individual            [ ] Joint Tenants               [ ] Tenants in Common        [ ] Uniform Transfers to Minors Act
[ ] Corp./LLC/Partnership [ ] IRA or other Qualified Plan [ ] Fiduciary (i.e., trust, estate, etc.) Under agreement dated ___Other__

(6) NATIONAL ASSOCIATION OF SECURITIES DEALERS ("NASD") AFFILIATION  (Check only if applicable.).
[ ] Check here if you are a member of the NASD or a person associated with an NASD member. Participation by such persons in the offerings is only permissible in accordance with, and subject to the limitations of, Rule 2110 of the Conduct Rules of the NASD and
the "Free-Riding and Withholding Interpretation" promulgated thereunder. In general, "associated with" an NASD member includes (i)
every officer, director, general partner, employee or agent of a broker/dealer that is a member of the NASD, (ii) every sole pro-
prietor, partner, officer director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member, whether or not any such person is registered or exempt from registration with the NASD and
(iii) any immediate family member of any such person to whose support such person contributes, directly or indirectly, (or the holder of an account in which an NASD member or person associated with an NASD member has a beneficial interest). To comply with conditions under which an exemption from the NASD's Interpretation With Respect to Free-Riding and Withholding is available, you agree, if you have checked box (6), not to sell, transfer or hypothecate the stock for a period of three months following issuance and (ii) to report this subscription in writing to the applicable NASD member within one day of payment therefor.

(7) AFFILIATES AND ASSOCIATES
[ ] Check here and complete the table on the reverse side if you or any of your Affiliates and Associates have submitted other orders for shares in the subscription and/or best efforts offerings. "Affiliates and Associates" include (i) persons that, directly or indirectly, through one or more intermediaries, control, or are controlled by, or are under common control with you; any entity
(other than MICOA, APCapital and their consolidated subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of (ii) or more of any class of equity securities; (iii) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity; (iv) any person or entity who has the same office or business address as you; (v) any of your relatives or spouse, or any relative of your spouse, who has the same home as you; or (vi) any person or entity who is insured under the same group insurance policy. Notwithstanding the above, MICOA, APCapital and their consolidated subsidiaries, and the officers and directors of these entities, are not considered
Associates of each other. If additional space is needed, please use the back of this form.

(8) ACKNOWLEDGEMENT AND SIGNATURE
I understand that this Form must be properly completed and physically received by the escrow agent no later than    p.m., Eastern
time, on October   , 2000 in order to be effective. I agree that after receipt by the escrow agent for APCapital, this Form may not be modified, withdrawn, or canceled without APCapital's consent. I understand that APCapital may determine to cancel the offerings at any time prior to the closing. If the offerings are cancelled, I understand that I will not be entitled to receive interest on funds submitted to the escrow agent. I acknowledge that any right I have to participate in the best efforts offering is subject to the prior rights of the participants in the subscription offering and to APCapital's sole discretion to reject my offer to purchase stock for any reason or no reason. I certify that the information provided on this Form is true, correct and complete and that I am purchasing stock solely for my own account. Under penalty of perjury, I hereby certify that the Social Security or Tax ID Number is true, correct and complete, that I am not subject to back-up withholding. It is understood that this Form will be accepted subject to the terms and conditions of the offerings described in the accompanying prospectus. I acknowledge receipt of the APCapital prospectus at least 48 hours prior to delivery of this Form to the escrow agent.
     In order for you to purchase shares of AP Capital common stock in the subscription or best efforts offering, you must sign and date this Form. Please sign exactly as your name or names appear at the top of this Form. If more than one name is listed at the top of this Form, all those listed must sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If signing for an entity, sign by any authorized officer or other authorized person and indicate your title.

(Signature)                                (Date)                       (Signature)                                   (Date)

___________________________________        _________________             ___________________________________        ________________